Exhibit 10.4
Alterra

November 13, 2012

Peter Minton
Alterra Capital Holdings Limited
Hamilton, Bermuda

Re: Amendment to Employment Stay Protection

Dear Peter:

This letter agreement (“Stay Agreement Amendment”) confirms our recent discussion regarding the terms of the letter agreement between you and Alterra Capital Holdings Limited, dated October 18, 2010 (the “Stay Agreement”). Your signature at the bottom of this Stay Agreement Amendment will indicate your acceptance of the following:

The Stay Agreement is hereby amended by adding the following proviso to the end of the first sentence of Section 2 of the Stay Agreement:

“; provided, however, that notwithstanding the foregoing, for purposes of a voluntary termination by you pursuant to Section 3(b) below, the required notice period will be 75 calendar days.”

The remainder of the Stay Agreement will remain unmodified and in full force and effect.

_________________________________________            _____________
W. Marston Becker                            Date
President & Chief Executive Officer and Director
Alterra Capital Holdings Limited

_________________________________________            _____________
Peter Minton                                Date
Chief Operating Officer
Alterra Capital Holdings Limited